Exhibit 99.2

1099 18th Street, Suite 2300 Denver, Colorado 80202 303.293.9100, fax 303.291.0420 NYSE: BBG Operational Update Fred Barrett, Chairman and Chief Executive Officer June 2006

Except for the historical information contained herein, the matters discussed in this presentation are forward-looking statements. These forward-looking statements reflect our current views with respect to future events, based on what we believe are reasonable assumptions. These statements, however, are subject to risks and uncertainties that could cause actual results to differ materially including, among other things, exploration results, market conditions, oil and gas price levels and volatility, the availability and cost of services, drilling rigs, transportation, the ability to obtain industry partners to jointly explore certain prospects, uncertainties inherent in oil and gas production operations and estimating reserves, unexpected future capital expenditures, competition, the success of our risk management activities, governmental regulations and other factors discussed in our Form 10-K for the year ended December 31, 2005 filed with the Securities and Exchange Commission (SEC). We refer you to the "Cautionary Note Regarding Forward- Looking Statements" and "Risk Factors" sections of that filing. Forward-Looking Statements

Rockies focused exploration and production company Growth via the drill bit Corporate Strategic Profile Over 400 years combined management staff experience Extensive lower risk development inventory Track record of solid production and reserve growth Visibility Focus on high-impact, high-return exploration plays Track record of exploration discoveries Exposure to a large number of quality plays Heavily weighted towards unconventional plays First movers and leaders in new creative ideas Apply leading-edge technology Operational efficiencies in drilling and completion Leader in 3-D seismic application and technology Strong balance sheet poised for growth

Extensive Development Inventory Denver, CO Powder River Basin Piceance Basin Williston Basin Wind River Basin CBM Gibson Gulch Nameless/ Indian Hills/ Harding Uinta Basin Hill Creek Waltman Arch W. Tavaputs Target/Red Bank Gas Prone Area Oil Prone Area Development Project 341 Bcfe proved reserves (YE '05) Approximately 2,700 unrisked locations (YE '05) Eight year drilling inventory

Exploration Upside Lake Canyon Talon Tri-State Red Bank Extension Mondak Denver, CO Big Horn Basin Powder River Basin Green River Basin Piceance Basin Paradox Basin Williston Basin DJ Basin Wind River Basin Uinta Basin Target/Red Bank Tumbleweed Yellowjacket Hook/ Woodside W. Tavaputs Hebron Indian Hills West Grand River Big Horn Circus Waltman/Cooper/ Wallace Creek Pine Ridge 2005 Discovery and/or Established Production Planned Exploration Drilling 26 exploration projects Over 1,400,000 net undeveloped acres (May 2006) Hingeline

Track Record of Exploration Discoveries Uinta W. Tavaputs shallow (2002-2005) W. Tavaputs deep (2005) Lake Canyon shallow (2005) Lake Canyon deep (2006) Wind River Bullfrog deep (2005) Stone Cabin (2003) Williston Ratcliffe horizontal (2003-2005) Bakken horizontal (2005) Denver-Julesburg Tri-State Prairie Star (2005) Wells 88% 100% 100% 100% 100% 25% 100% 100% 100% Success Rate* 32 1 2 1 1 4 3 2 7 * Established production

Bill Barrett Corporation

2006 Exploration Highlights

Basin	Drilled	Prospect	Play Type	Planned Spud Date*
Uinta	✓	W. Tavaputs deep	Structural, tight gas sand	Q2-Q4
		Lake Canyon shallow	Basin-centered oil	Q2-Q3
		Lake Canyon deep	Basin-centered oil and gas	Q4
		Hook	Shale gas	Q4
		Woodside	Structural	Q4
Wind River	✓	Bullfrog deep	Structural, tight gas sand	Q1
	✓	Cooper deep	Structural/Stratigraphic	Q2-Q3
		Wallace Creek	Coal bed methane	Q4
Williston	✓	Indian Hills West	Horizontal oil	Q3
	✓	Red Bank Extension	Horizontal oil	Q1-Q2
	✓	Grand River	Horizontal oil	Q2-Q3
Denver-Julesberg		Tri-State	Biogenic gas	Q3
Montana Overthrust		Circus	Structural	Q3-Q4
Paradox		Yellow Jacket	Shale gas	Q4
Big Horn		Red Point	Basin-centered gas	Q4
		Sellers Draw	Basin-centered gas	Q3

✓ Drilled or currently drilling

*subject to change

7

Southern Exploration District

Silt Scale: 640 ac = 1 Mile (with 10 ac grid) COLORADO Piceance Basin Non-BBC Gas Well BBC Acreage BBC Gas Well 2006 Location Piceance Basin - Gibson Gulch Mesaverde Formation MMcfed 9/1/2004 6.4515 12/1/2004 6.04 3/1/2005 7.88 6/1/2005 10.71 9/1/2005 15.49 12/1/2005 26.46 4/6/2006 35 25-100% working interest, 99% avg. 14,098 net undeveloped acres (May 2006) 115 Bcfe YE '05 proved reserves 3 active rigs $130 million 2006 capex (61 wells) 735 locations on 20-acre well spacing, 10-acre spacing approved and will be evaluated Unconventional basin-centered tight gas sand Processing 3-Component 3-D Seismic

San Arroyo 381 Bcfe Monument Butte 289 Bcfe Natural Butte 2 Tcfe Altamont/Bluebell 3.1 Tcfe Drunkards Wash 278 Bcfe West Tavaputs Lake Canyon Price, UT Hill Creek Tumbleweed Cedar Camp Roosevelt, UT Trend Garmesa SCALE 1 Township = 36 sq mi 3C, 3-D Seismic Survey UTAH Uinta Basin Uinta Basin $105 million 2006 capex (47+ wells, 1 recompletion) 43 MMcfe/d net production, April 2006 280,487 net undeveloped acres (May 2006) 83 Bcfe YE '05 proved reserves BBC Acreage Oil Field Gas Field Hook/Woodside

West Tavaputs Company Maker: From Exploration Success to Full Field Development Shallow - Wasatch/North Horn/Price River Scale: 640 ac = 1 Mile (with 40 ac grid) 83 Sq Mile 3-D Survey Questar interconnect Compressor site Shallow 3-D Four-way Closure Eight winter drilling locations Prickly Pear Area Peter's Point Area BBC Acreage Seismic Option Acreage Gas Well (Wasatch, North Horn, Price River) 2006 Shallow Location Potential 160-acre Location Existing Pipeline Proposed Pipeline MMcfed 6/1/2002 1.14 12/1/2002 0.88 6/1/2003 1.09 12/1/2003 3.07 6/1/2004 8.22 12/1/2004 7.66 6/1/2005 8.76 12/1/2005 34.46 4/6/2006 37 $90 million 2006 capex (25 wells) Conventional structural type trap 52 mi. 2-D, 83 sq. mi. 3-D seismic 31,762 net undeveloped acres (May 2006) 100% working interest 74.5 Bcfe YE '05 proved reserves

Deep W. Tavaputs - "Best Discovery" Award (Hart's Oil and Gas Investor 2005 Excellence Award) Questar interconnect Compressor site Deep show well (1967) Peters Point 6-7 Deep Discovery IP 11.4 MMcfe/d (gross) (10/05) 100% WI, TD 15,349'-directional Dakota, Entrada and Navajo Area of Jurassic 3-D Four-way Closure Getty deep show well (1980) Tested: Dakota 315 Mcf Entrada 1,800 Mcf Area of Dakota Potential Deep - Upper Cretaceous Dakota/Jurassic Entrada, Triassic Navajo Ultra-Deep - Weber/Mississippian (Test in 2007) Prickly Pear Area Peter's Point Area $20 million 2006 capex Conventional structural type trap 52 mi. 2-D, 83 sq. mi. 3-D seismic 31,762 net undeveloped acres (May 2006) 100% working interest 4-12 Drilling 7-12 location Scale: 640 ac = 1 Mile (with 40 ac grid) BBC Acreage Seismic Option Acreage Gas Well (Wasatch, North Horn, Price River) Proposed Pipeline 2006 Deep Location 2007 Deep Location Potential 160-acre Location Existing Pipeline

Lake Canyon / Brundage Canyon Exploration Project Green River and Wasatch Discoveries Altamont/Bluebell Duchesne 50 sq mi 3C, 3-D seismic survey in processing #1 DLB Wasatch discovery TD 14,325', 75% WI 315 Bopd test rate (5/06) 2 Green River formation (shallow) discoveries IPs: 98 to 163 Boe/d 18.75% WI SCALE 1 Township = 36 sq mi BBC Acreage BBC Acreage Earned deep rights 75% WI Mesaverde Penetration Oil Producer Pipeline Fault Operate all wells below Green River formation 229,421 gross, 158,358 net acres (May 2006) 56.25- 75% working interest (deep), 18.75- 25% working interest (Green River, shallow) $15 million 2006 capex (2 deep wells, 10 shallow wells) Potential pay zones: Green River 4,000'-6,000', Wasatch, Price River, Lower Mesaverde and Emery 8,000 - 13,000'

Tri-State - Niobrara Discovery Denver-Julesburg Basin Goodland N E Burlington K S C O SCALE 1 Township = 36 sq mi St. Francis Prairie Star field Prairie Star Niobrara discovery 7 wells IP 450 Mcfe/d (gross) (Feb 2006) WY CO KS NE DJ Basin Tri-State Project 439,586 gross, 223,798 net undeveloped acres (May 2006) 50% working interest $7 million 2006 capex (26 wells) Potential pay zones: Niobrara +- 2,500' gas Permian/Pennsylvanian +- 5,500' oil 1,502 miles 2-D seismic; 24 sq. miles Prairie Star 3-D 62 sq. miles 3-D seismic completed in 2006, currently in processing Celia 2,613 MBbls Pennsylvanian Goodland EUR: 13 Bcfe Niobrara Cahoj 8,878 MBbls Pennsylvanian Beecher Island EUR: 130 Bcfe Niobrara Bonny EUR: 79 Bcfe Niobrara Republican EUR: 87 Bcfe Niobrara Cherry Creek EUR: 15 Bcfe Niobrara Bird City 3-D 3-D surveys

Potential High Graded Shale Gas Area SCALE 1 Township = 36 sq mi Yellow Jacket Shale Gas Prospect Paradox Basin, Colorado UTAH COLORADO Paradox Basin 96,133 net undeveloped acres (May 2006) 100% working interest, subject to joint exploration agreement 4 exploratory wells Q4 2006 to Q1 2007 Potential pay zone: Gothic Shale, 5,500'-7,500'; - Estimated shale thickness: 100-150'

Northern Exploration District

Cave Gulch - Bullfrog - Cooper Reservoir Fields Waltman Arch, Wind River Basin, Wyoming SCALE 640 ac = 1 Sq Mi Cave Gulch 1-29 Recompletion Muddy IP (6/05): 19 MMcfe/d (gross) 70% WI EUR: 28 Bcfe Frontier pay behind pipe 27,624 gross, 22,770 net undeveloped acres (May 2006) 54 - 100% working interest $13 million 2006 capex (2 wells, 2 recompletions) 71 Bcfe YE '05 proved reserves Potential pay zones: Shallow: Lance, Ft. Union Deep: Frontier, Muddy, Lakota Cooper Deep 1 Frontier/Muddy/Lakota test projected TD 16,500' 50% WI WYOMING Wind River Basin Cave Gulch Field Waltman Field Cooper Reservoir Field Bullfrog 14-18 19,400' Test Muddy IP (7/05): 20 MMcfe/d (gross) 94% WI Lakota/Frontier pay behind pipe Bullfrog 33-19 TD ~19,450', Testing 93% WI BBC Acreage 2006 Location Potential Future Deep Location Historical Deep Producers Deep Gas Show Well Deep Structural Axes Gas Productive Area MMcfed 6/1/2002 22 12/1/2002 22 6/1/2003 21 12/1/2003 25 6/1/2004 26 12/1/2004 22 6/1/2005 21 12/1/2005 37 4/6/2006 28.5

Acquired CH4 Energy (May 2006) 130,355 total net acres (May 2006) $30 million 2006 capex (337 primarily Big George wells) 23 MMcfe/d (pro forma) net production (April 2006) 25 Bcfe YE '05 proved reserves 11 Bcfe added with CH4 acquisition Four active rigs MT WY Powder River Basin Powder River Basin - Coal Bed Methane Wyoming Cat Creek Amos Draw Deadhorse Willow Creek Porcupine Palmtree BIG GEORGE PLAY Union Outcrop Fort Gillette, WY Fort Outcrop Union SCALE 1 Township = 36 sq mi Tuit BBC Acreage CH4 Acreage Acquisition Gas Producing Area Dewatering Pumpkin Creek Hartzog Draw MMcfed Pro forma CH4 6/3/2003 7 12/1/2003 10 6/4/2004 13 12/4/2004 20 6/1/2005 23 12/1/2005 19 4/6/2006 18 5

Denver, CO Powder River Basin Green River Basin Uinta Basin Piceance Basin Paradox Basin Williston Basin DJ Basin Wind River Basin San Juan Basin Rocky Mountain Basin-Centered Gas Basin Centered Gas Gas Prone Area Oil Prone Area Big Horn Basin

Big Horn Basin - Basin-Centered Gas Project WYOMING Big Horn Basin BBC Acreage Gas Field Oil Field Outcrop Structural Axes SCALE 1 Township = 36 sq mi Area of Basin-Centered Gas Play Potential Planned 3-D seismic 2006 Sellers Draw #1 (1976), TD 23,081 Muddy EUR: 3.4 Bcfe 2006 Mesaverde recompletion Large undrilled region Unconventional basin-centered tight gas sandstone and conventional structural type traps 157,576 net undeveloped acres (May 2006) 50-100% working interest, subject to joint exploration agreement Potential pay zones: Lance 8,000'- 14,500', Meeteetse 9,500'-16,000', Mesaverde 10,000'-17,500' Muddy 18,000' - 19,000' One exploratory test in Q3 '06 Red Point

Rocky Mountain Overthrust Projects Gas Prone Area Oil Prone Area Wolverine Discovery Covenant Field Denver, CO Powder River Basin Green River Basin Uinta Basin Piceance Basin Paradox Basin Williston Basin DJ Basin Wind River Basin San Juan Basin Big Horn Basin Hingeline 17,346 net undeveloped acres Circus 214,424 net undeveloped acres Canadian Overthrust EUR: 20+ Tcfe* Wyoming Overthrust EUR: 10+ Tcfe* Several places, figures quoted in presentations at the Annual AAPG Conference on Canadian overthrust production was the original source that I and I think Dad was using. But, better yet - I have a 2001 report: Natural Gas Potential in Canada from the Canadian Gas Potential Committee that puts discovered reserves in this provence at 20.525 Tcfe. -----Original Message----- From: Jane Rerecich Sent: Wednesday, November 09, 2005 6:52 PM To: Terry Barrett Cc: Francis Barron; Bill Crawford Subject: Canadian Overthrust EUR Terry, Francis was wondering where we got that Canadian Overthrust EUR: 20+ Tcfe number from that is on the regional overthrust map. Please let me know too and I will put a note on the slide (off the display part tho) for our future reference. << File: Rocky Mountain Overthrust Projects.ppt >> * Source-various industry sources

Bill Barrett Corporation

Montana Overthrust - Circus Project

- **214,424 net undeveloped acres** (May 2006)
- **100% working interest, subject to joint exploration agreement**
- **Two exploratory tests in late 2006 or early 2007**
- **Numerous large anticlinal features and faults**
- **64 sq. mi. 3-D seismic in processing; additional 115 sq. mi. planned in '06**
- **Potential pay zones:**
  Cretaceous 2,200'-7,000',
  Mississippian 8,000'-11,000'
  Devonian 9,000'-11,500'



MONATANA
Mapped Area
64 sq. mi.
3-D in
processing
Eastern Limit of Thrust System
0
6
Scale in Miles

BBC Acreage
Dry with Oil Show
Dry with Gas Show
Thrust Fault
Structural Axes

22

Williston Basin Horizontal Technology Play Predominantly Fee Lands Oil Component $30 million 2006 capex (14+ wells) 6 MMcfe/d net production, April 2006 135,361 net undeveloped acres (May 2006) 32 Bcfe YE '05 proved reserves BBC Acreage Oil Field Gas Field SOUTH DAKOTA MONTANA Williston Basin Mapped Area NORTH DAKOTA Grand River Red River "B" Play Cedar Creek Anticline Scale in Miles 0 30 Cedar Hills Field Bakken Trend Target-Red Bank Madison Play Red Bank Extension Madison Play Lyco Sale $421 MM Mondak Bakken Play Hebron Bakken Play

Target/Red Bank/Red Bank Extension Williston Basin, Montana & North Dakota Target 85 -100% WI Red Bank Extension Project WI 60% Red Bank 90 -100% WI M O N T A N A N. D A K O T A #11-33H Picard IP: 225 Bopd Horizontal technology play Potential pay zones: Madison 9,000', Bakken 10,600' #14-16H State IP: 300 Bopd #24-24H Tininenko IP: 70 Bopd #31-16H State IP: 70 Bopd 51,698 net undeveloped acres (May 2006) $19 million 2006 capex (9 Wells) #24-28H Picard IP: 75 Bopd Sigma Lee #14-23 19,500' MD Bakken test 172 Bopd & 117 BLW BBC 6.25% WI Pump testing after frac #31-32H Picard IP: 275 Bopd BBC Acreage Oil Well BBC Operated Well BBC 2006 Dev. Location Horizontal Well Exploratory Well Scale: 640 ac = 1 Mile (with 40 ac grid) Ratcliffe locations Bakken location Testing

Production Wind River Williston Powder River Piceance Uinta 39 6 19 31 50 Q1 2006 Production by Basin (MMcfe/d) Williston 6 Piceance 31 Powder River 19 Uinta 50 Wind River 39 Production (MMcfe/d) Mar 02 Dec 02 Dec 03 Dec 04 Q4 05 Q1 06 Drilling 24 24 69 89 134 146 Q4 2005 24 69 134 57% CAGR Q4 2004 Q4 2002 Q4 2003 Q1 2002 24 89 Record of Growth Q1 2006 146

Increased Net Income and Cash Flow Record of Growth 2002 2003 2004 2005 2006 2000 12000 21000 74000 66000 Cash Flow from Operations (millions) Q4 2002 Q4 2004 Q4 2005 $2 $21 $74 Q4 2003 $12 $66 Q1 2006 2002 2003 2004 2005 -5 -4 -5 24 2002 2003 2004 2005 $24 - $5 - $4 - $5 Net Income (millions)

Investment In Our Asset Base 2002 2003 2004 2005 2006E Drilling 31.3 151.7 209 334 350 Acquisitions 134.5 44.6 138 0 80 PRB 11 53 23 21 DJ 0 0 4 0 Williston 13 7 13 22 Other 13 5 1 0 Capital Expenditures (millions) $135 $31 $45 $152 $138 $209 $334 Acquisitions Base Capex 2006 Net Capex $350 million* Wind River Other Piceance Uinta 10 22 37 31 Piceance 37% Uinta 31% Wind River 10% Other 22% Record of Growth Development Exploration Acreage G&G Other Facilities 71 9 9 3 1 7 Exploration 9% Development 71% Other 1% Facilities 7% Acreage 9% G&G 3% $350 $80 * excludes $80 million acquisition price for CH4

East 46 160 667 959 1210 2002 2002 2003 2004 2005 Drilling 58 130 204 292 341 139% CAGR Mar 2002 Dec 2002 Dec 2003 Dec 2004 Dec 2005 1,210 959 667 160 46 Net Undeveloped Acres (thousands) Record Of Growth Investment In Our Asset Base 60% CAGR Mar 2002 Dec 2002 Dec 2003 Dec 2004 292 130 58 204 Net Proved Reserves (Bcfe) 341 Dec 2005 1.4 million net undeveloped acres, May 2006

Positioned for long-term Rockies reserve and production growth 26 exploration plays 1.4+ million net undeveloped acres (May 2006) 8 year development drilling inventory (2,700+ locations) Experienced management team Proven track record in exploration discoveries 81% exploration success in 2005 (17 out of 21 wells) 57% growth in production (2002 - Q1 2006) 60% growth in reserves (2002 - 2005) Summary